SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     American Communications Services, Inc.
             (Exact name of registrant as specified in its charter)

State of Delaware                   0-25314                   52-1947746
(State or other jurisdiction of    (Commission              (I.R.S. Employer
incorporation or organization)      File No.)              Identification No.)

     131 National Business Parkway
     Annapolis Junction, Maryland                                20701
     (Address of Principal Executive                           (Zip Code)
     Offices)

                                 (301) 617-4200
                        (Registrant's telephone number,
                              including area code)



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Item 5.           Other Events.

         On October 9, 1997, the registrant distributed the press release filed herewith as Exhibit 99.1 announcing the pricing of its private offering of 12-3/4% Junior Redeemable Preferred Stock due 2009.
     The Company completed its private offering of 12-3/4% Junior Redeemable Preferred Stock due 2009 on October 16, 1997.

Item 7.           Financial Statements and Exhibits.

         (c)

Exhibit Number                                                  Reference

(99)     Additional Exhibits

         Press Release dated October 9, 1997 . .  . . . . .    Exhibit 99.1



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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     AMERICAN COMMUNICATIONS SERVICES, INC.
                                     By


Date:  October 24, 1997              /s/ Riley M. Murphy
                                     ---------------------
                                     Riley M. Murphy, Executive Vice President
                                     Legal and Regulatory Affairs and Secretary



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                                  EXHIBIT INDEX

EXHIBIT NO.

         99.1              Press Release dated October 9, 1997